Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended June 30, 2010
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	5

Funds From Operations	6

Condensed Consolidated Balance Sheets	7

Key Ratios and Supplemental Information	8

Net Income (Loss) and Funds From Operations – Supplemental Detail	9

Portfolio Listing	16

Same Property Information	19

Square Feet Expiring:
Office	20
Retail	21
Industrial	22

Top 25 Largest Tenants	23

Inventory of Land Held	24

Inventory of Residential Lots	26

Inventory of Multi-Family Units Held for Sale	28

Debt Outstanding	29

Reconciliations of Non-GAAP Financial Measures	30

Discussion of Non-GAAP Financial Measures	35
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The words “believes,” “expects,” “anticipates,” “estimates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

News Release
FOR IMMEDIATE RELEASE

CONTACT:

James A. Fleming	Cameron Golden
Executive Vice President and	Director of Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1150	(404) 407-1984
jimfleming@cousinsproperties.com	camerongolden@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER ENDED JUNE 30, 2010
          ATLANTA (August 9, 2010) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three and six months ended June 30, 2010. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
          Funds from Operations Available to Common Stockholders (“FFO”) was $7.9 million, or $0.08 per share, for the second quarter of 2010, compared with $(64.9) million, or $(1.26) per share, for the second quarter of 2009. FFO was $21.9 million, or $0.22 per share, for the six months ended June 30, 2010, compared with $(57.3) million, or $(1.11) per share, for the same period in 2009.
          Net Income (Loss) Available to Common Stockholders (“Net Income (Loss) Available”) was $(8.6) million, or $(0.09) per share, for the quarter ended June 30, 2010, compared with $(81.3) million, or $(1.58) per share, for the second quarter of 2009. Net Income (Loss) Available was $(10.2) million, or $(0.10) per share, for the six months ended June 30, 2010, compared with $79.3 million, or $1.54 per share, for the same period in 2009.
          FFO and Net Loss Available for the second quarter of 2010 were both reduced by $2.5 million of non-cash impairment and predevelopment charges itemized below. Before these charges, FFO for the second quarter of 2010 would have been $10.4 million, or $0.10 per share.
          FFO and Net Loss Available for the second quarter of 2009 were both reduced by $88.3 million of certain separation and non-cash impairment and valuation charges. Additionally, FFO and Net Income (Loss) Available for the three- and six-month 2009 periods included a $12.5 million gain on extinguishment of debt, and Net Income Available for the six month 2009 period included the recognition of a deferred gain of $167 million related to a joint venture transaction with Prudential.
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191 Peachtree Street NE • Suite 3600 • Atlanta, Georgia 30303-1740 • 404/407-1000 • FAX 404/407-1002

CUZ Reports Second Quarter Results

August 9, 2010

          A reconciliation of FFO and Net Loss Available before non-cash impairment and predevelopment charges is as follows:

	2nd Quarter 2010		Six Months 2010
	$(000)	Per Share	$(000)	Per Share
FFO Before Certain Charges	$10,430	$0.10	$24,410	$0.24

Non-Cash Impairment and Predevelopment Charges:
Impairment on 60 North Market	(586)		(586)
Write-off of Predevelopment Project	(1,949)		(1,949)

Total	(2,535)		(2,535)

FFO	$7,895	$0.08	$21,875	$0.22

Net Loss Available Before Certain Charges	$(6,060)	$(0.06)	$(7,633)	$(0.08)

Non-Cash Impairment and Predevelopment Charges	(2,535)		(2,535)

Net Loss Available	$(8,595)	$(0.09)	$(10,168)	$(0.10)

          Second quarter highlights included the following:
•	Restructured the Terminus 200 venture, resulting in the full payment of the Company’s loan guarantee, a reduction of the Company’s ownership from 50% to 20%, a change in the Company’s venture partner and an extension of the construction loan.

•	Closed the sale of 22 units at 10 Terminus Place for $7.9 million, generating FFO of approximately $1.8 million.

•	Sold 44 acres of land at King Mill Distribution Park for $7.0 million, generating FFO of approximately $876,000.

•	Sold 5.8 acres of land at North Point/Westside for $850,000, generating FFO of approximately $134,000.
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CUZ Reports Second Quarter Results

August 9, 2010
•	Extended the loan on The Avenue Murfreesboro, a 751,000-square-foot open air retail center in suburban Nashville, to July 2013.

•	Executed a 459,000-square-foot lease at Jefferson Mill Business Park, bringing this building to 100% leased.

•	Executed leases for 150,000 square feet at Terminus 200.

•	Executed or renewed leases covering an additional 171,000 square feet of office space and 143,000 square feet of retail space.

Other highlights subsequent to quarter end included the following:

•	Sold San Jose MarketCenter, a 213,000-square-foot power center located in a non-core market, for $85 million, generating an estimated net gain of $6.5 million.

•	Obtained a new 10-year, $27 million loan at an interest rate of 6% secured by Meridian Mark Plaza, a 160,000-square-foot medical office building in Atlanta, that repaid a $22 million loan scheduled to mature in September 2010 at an interest rate of 8.27%.

•	Repaid the Company’s $100 million term loan and eliminated the interest rate swap associated with the term loan for a cost of approximately $9 million. Repayment of this loan correspondingly increased the Company’s borrowing capacity under its credit facility.

•	Executed a 52,000-square-foot lease at 191 Peachtree.
          At June 30, 2010, the Company’s portfolio of operational office buildings was 89% leased, its portfolio of operational retail centers was 86% leased and its operational industrial buildings were 85% leased.
          “We continue to make significant progress in each of our key areas of focus; particularly the lease up of vacant space and further strengthening of our balance sheet,” said Larry Gellerstedt, CEO of Cousins. “In the quarters ahead, we will remain intently focused on leasing, sales, fee income and balance sheet improvement while positioning Cousins for potential investment opportunities.”
          The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.
          The Company will conduct a conference call at 2:00 p.m. (Eastern Time) on Tuesday, August 10, 2010, to discuss the results of the quarter ended June 30, 2010. The number to call for this interactive teleconference is (212) 231-2907. A replay of the conference call will be available for 14 days by dialing
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CUZ Reports Second Quarter Results

August 9, 2010
(402) 977-9140 and entering the passcode 21476773. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q2 2010 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s website for 14 days.
          Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office, multi-family, retail and land development projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.
          Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.
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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
REVENUES:
Rental property revenues	$35,992	$34,573	$70,799	$69,554
Fee income	8,213	8,172	16,551	16,216
Multi-family residential unit sales	7,943	1,185	18,089	1,185
Residential lot and outparcel sales	316	3,328	14,135	5,876
Other	171	1,239	295	2,218

	52,635	48,497	119,869	95,049

COSTS AND EXPENSES:
Rental property operating expenses	15,393	14,358	30,054	30,836
Multi-family residential unit cost of sales	6,108	1,185	14,078	1,185
Residential lot and outparcel cost of sales	275	2,023	9,371	3,753
General and administrative expenses	8,589	9,948	18,539	19,366
Separation expenses	33	2,026	101	2,370
Reimbursed general and administrative expenses	3,591	4,030	8,009	8,258
Depreciation and amortization	14,372	14,804	27,693	27,290
Interest expense	10,286	10,281	20,067	19,485
Impairment loss	586	36,500	586	36,500
Other	3,197	4,432	4,525	5,978

	62,430	99,587	133,023	155,021

LOSS ON EXTINGUISHMENT OF DEBT	—	—	(592)	—

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(9,795)	(51,090)	(13,746)	(59,972)

BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	(14)	(11,293)	1,132	(7,352)

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
Equity in net income (loss) from unconsolidated joint ventures	2,394	(1,231)	5,314	589
Impairment loss on investment in unconsolidated joint ventures	—	(28,130)	—	(28,130)

	2,394	(29,361)	5,314	(27,541)

LOSS FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	(7,415)	(91,744)	(7,300)	(94,865)

GAIN ON SALE OF INVESTMENT PROPERTIES	1,061	801	1,817	168,235

INCOME (LOSS) FROM CONTINUING OPERATIONS	(6,354)	(90,943)	(5,483)	73,370

INCOME FROM DISCONTINUED OPERATIONS:
Income from discontinued operations	1,570	911	2,879	808
Gain on extinguishment of debt	—	12,498	—	12,498
Gain on sale of investment properties	—	146	—	146

	1,570	13,555	2,879	13,452

NET INCOME (LOSS)	(4,784)	(77,388)	(2,604)	86,822

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(584)	(698)	(1,110)	(1,110)

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	(5,368)	(78,086)	(3,714)	85,712

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,227)	(3,227)	(6,454)	(6,454)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(8,595)	$(81,313)	$(10,168)	$79,258

PER COMMON SHARE INFORMATION — BASIC AND DILUTED:
Income (loss) from continuing operations	$(0.10)	$(1.84)	$(0.13)	$1.28
Income from discontinued operations	0.02	0.26	0.03	0.26

Net income (loss) available to common shareholders — basic and diluted	$(0.09)	$(1.58)	$(0.10)	$1.54

DIVIDENDS DECLARED PER COMMON SHARE	$0.09	$0.25	$0.18	$0.50

WEIGHTED AVERAGE SHARES — BASIC AND DILUTED	101,001	51,615	100,538	51,483

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Net Income (Loss) Available to Common Stockholders	$(8,595)	$(81,313)	$(10,168)	$79,258
Depreciation and amortization:
Consolidated properties	14,372	14,804	27,693	27,290
Discontinued properties	192	577	766	1,147
Share of unconsolidated joint ventures	2,453	2,174	4,747	4,332
Depreciation of furniture, fixtures and equipment:
Consolidated properties	(462)	(934)	(1,029)	(1,898)
Discontinued properties	(1)	(4)	(5)	(8)
Share of unconsolidated joint ventures	(5)	(14)	(11)	(24)
(Gain) loss on sale of investment properties:
Consolidated	(1,061)	(801)	(1,817)	(168,235)
Discontinued properties	—	(146)	—	(146)
Share of unconsolidated joint ventures	—	16	—	(12)
Gain on sale of undepreciated investment properties	1,002	746	1,699	955

Funds From Operations Available to Common Stockholders	$7,895	$(64,895)	$21,875	$(57,341)

Per Common Share — Basic and Diluted:

Net Income (Loss) Available	$(.09)	$(1.58)	$(.10)	$1.54

Funds From Operations	$.08	$(1.26)	$.22	$(1.11)

Weighted Average Shares — Basic and Diluted	101,001	51,615	100,538	51,483

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts, investors and the Company as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)

	June 30, 2010	December 31, 2009
	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $251,250 and $233,091 in 2010 and 2009, respectively	$911,954	$1,006,760
Land held for investment or future development	126,149	137,233
Residential lots	63,496	62,825
Multi-family units held for sale	15,050	28,504

Total properties	1,116,649	1,235,322

OPERATING PROPERTY AND RELATED ASSETS HELD FOR SALE, net of accumulated depreciation of $8,201	78,475	—

CASH AND CASH EQUIVALENTS	17,137	9,464
RESTRICTED CASH	4,944	3,585
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $6,172 and $5,734 in 2010 and 2009, respectively	45,345	49,678
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	158,955	146,150
OTHER ASSETS	47,517	47,353

TOTAL ASSETS	$1,469,022	$1,491,552

LIABILITIES AND EQUITY
NOTES PAYABLE	$580,378	$590,208
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	46,237	56,577
DEFERRED GAIN	4,334	4,452
DEPOSITS AND DEFERRED INCOME	16,702	7,465
LIABILITIES OF OPERATING PROPERTY HELD FOR SALE	1,984	—

TOTAL LIABILITIES	649,635	658,702

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	12,686	12,591

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2010 and 2009	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2010 and 2009	94,775	94,775
Common stock, $1 par value, 150,000,000 shares authorized, 105,337,286 and 103,352,382 shares issued in 2010 and 2009, respectively	105,337	103,352
Additional paid-in capital	673,663	662,216
Treasury stock at cost, 3,570,082 shares in 2010 and 2009	(86,840)	(86,840)
Accumulated other comprehensive loss on derivative instruments	(9,376)	(9,517)
Distributions in excess of net income	(78,487)	(51,402)

TOTAL STOCKHOLDERS’ INVESTMENT	773,899	787,411

Nonredeemable noncontrolling interests	32,802	32,848

TOTAL EQUITY	806,701	820,259

TOTAL LIABILITIES AND EQUITY	$1,469,022	$1,491,552

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 YTD

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	217,441	17,672	7,590	160,571	(81,313)	(57,088)	(7,782)	14,388	(1,573)	(8,595)	(10,168)

	FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING LOSS ON EXTINGUISHMENT OF CERTAIN DEBT	74,469	48,437	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)	13,980	7,895	21,875

	BASIC WEIGHTED AVERAGE COMMON SHARES	50,907	51,857	51,331	51,350	51,615	59,403	99,155	65,495	100,069	101,001	100,538
	DILUTED WEIGHTED AVERAGE COMMON SHARES	52,705	53,059	51,728	51,350	51,615	59,403	99,155	65,495	100,069	101,001	100,538
	NET INCOME (LOSS) PER COMMON SHARE — BASIC	4.27	0.34	0.15	3.13	(1.58)	(0.96)	(0.08)	0.22	(0.02)	(0.09)	(0.10)
	NET INCOME (LOSS) PER COMMON SHARE — DILUTED	4.13	0.33	0.15	3.13	(1.58)	(0.96)	(0.08)	0.22	(0.02)	(0.09)	(0.10)
	FFO PER COMMON SHARE — BASIC	1.46	0.93	1.19	0.15	(1.26)	(0.71)	0.07	(1.40)	0.14	0.08	0.22
	FFO PER COMMON SHARE — DILUTED	1.41	0.91	1.18	0.15	(1.26)	(0.71)	0.07	(1.40)	0.14	0.08	0.22
(A)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	13,421	18,979	24,032	3,531	3,748	2,066	4,339	13,684	1,037	6,084	7,121
	REGULAR COMMON DIVIDENDS:
	CASH	75,495	76,782	69,807	12,838	4,283	2,617	2,972	22,710	2,997	3,034	6,031
	COMMON STOCK	—	—	—	—	8,551	6,364	6,103	21,018	5,984	6,046	12,030
	SPECIAL COMMON DIVIDEND	175,470	—	—	—	—	—	—	—	—	—	—
	REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.36	0.25	0.25	0.15	0.09	0.74	0.09	0.09	0.18
	SPECIAL COMMON DIVIDEND PER SHARE	3.40	—	—	—	—	—	—	—	—	—	—
	COMMON STOCK PRICE AT PERIOD END	35.27	22.10	13.85	6.44	8.50	8.28	7.63	7.63	8.31	6.74	6.74
	NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	51,748	51,280	51,352	51,342	52,293	98,970	99,782	99,782	100,866	101,767	101,767
	PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	25.90	22.38	12.24	13.70	15.01	20.53	20.96	20.96	23.04	23.00	23.00
	NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	2,993	2,993	2,993	2,993	2,993	2,993	2,993	2,993	2,993
	PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	25.53	20.59	12.00	13.16	14.73	19.53	20.90	20.90	21.97	21.49	21.49
	NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	4,000	4,000	3,791	3,791	3,791	3,791	3,791	3,791	3,791	3,791	3,791
	COMMON EQUITY MARKET CAPITALIZATION	1,825,152	1,133,288	711,225	330,642	444,491	819,472	761,337	761,337	838,196	685,910	685,910
	PREFERRED EQUITY MARKET CAPITALIZATION	205,720	171,880	82,126	90,894	100,766	135,485	141,965	141,965	152,247	150,308	150,308
(B)	ADJUSTED DEBT (1)	376,516	773,482	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163	722,744	686,833	686,833

	TOTAL MARKET CAPITALIZATION	2,407,388	2,078,650	1,867,304	1,505,587	1,632,050	1,794,518	1,635,465	1,635,465	1,713,187	1,523,051	1,523,051

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	16%	37%	58%	72%	67%	47%	45%	45%	42%	45%	45%
(B)	RECOURSE DEBT (1)	226,855	205,658	491,603	502,396	580,939	334,658	222,507	222,507	215,544	198,077	198,077
	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9%	10%	26%	33%	36%	19%	14%	14%	13%	13%	13%
	COMMON EQUITY MARKET CAPITALIZATION	1,825,152	1,133,288	711,225	330,642	444,491	819,472	761,337	761,337	838,196	685,910	685,910
	PREFERRED EQUITY MARKET CAPITALIZATION	205,720	171,880	82,126	90,894	100,766	135,485	141,965	141,965	152,247	150,308	150,308
(B)	TOTAL DEBT (INCLUDING SHARE OF JV’S) (1)	487,234	846,355	1,139,113	1,147,217	1,148,294	899,201	787,263	787,263	776,229	738,668	738,668

	TOTAL MARKET CAPITALIZATION	2,518,106	2,151,523	1,932,464	1,568,753	1,693,551	1,854,157	1,690,565	1,690,565	1,766,672	1,574,886	1,574,886

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	19%	39%	59%	73%	68%	49%	47%	47%	44%	47%	47%
	VARIOUS COVENANTS AS DEFINED UNDER THE COMPANY’S CREDIT FACILITY:
	LEVERAGE RATIO	29%	45%	51%	54%	52%	41%	40%	40%	41%	40%	40%
	COVENANT REQUIREMENT — NO GREATER THAN	60%	60%	60%	60%	60%	60%	60%	60%	55%	55%	55%
	FIXED CHARGES RATIO	2.4	2.5	2.2	2.1	2.0	1.8	1.7	1.7	1.9	1.7	1.7
	COVENANT REQUIREMENT — NO LESS THAN	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.3	1.3	1.3

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 YTD

	CONSOLIDATED ENTITY FFO AND NET INCOME (LOSS):
	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	OFFICE:
(C)	CONSOLIDATED PROPERTIES (1):
	191 PEACHTREE	1,964	9,349	11,339	789	1,561	2,432	1,943	6,725	2,845	2,793	5,638
	AMERICAN CANCER SOCIETY CENTER	11,774	11,959	14,547	3,791	3,151	3,449	2,671	13,062	2,675	2,736	5,411
	TERMINUS 100	0	5,000	16,386	3,311	4,750	3,478	2,952	14,491	3,720	3,731	7,451
	ONE GEORGIA CENTER	(219)	(109)	2,650	1,039	1,039	1,100	1,127	4,305	1,029	1,025	2,054
	THE POINTS AT WATERVIEW	2,124	2,179	2,127	509	515	536	490	2,050	460	540	1,000
	LAKESHORE PARK PLAZA	922	1,794	2,141	567	545	540	534	2,186	561	521	1,082
	MERIDIAN MARK PLAZA	4,475	4,339	4,504	958	972	947	945	3,822	917	924	1,841
	555 NORTH POINT CENTER EAST	1,771	1,882	1,989	501	531	528	503	2,063	482	539	1,021
	333 NORTH POINT CENTER EAST	1,183	1,287	1,449	417	426	426	416	1,685	406	422	828
	200 NORTH POINT CENTER EAST	839	1,490	1,484	378	393	423	412	1,606	417	415	832
	100 NORTH POINT CENTER EAST	1,035	1,320	1,529	391	423	361	216	1,391	319	459	778
	600 UNIVERSITY PARK PLACE	1,107	1,557	1,679	394	394	396	369	1,553	418	349	767
	GALLERIA 75	897	649	591	22	67	65	107	261	55	87	142
	COSMOPOLITAN CENTER	13	341	459	139	129	138	148	554	115	126	241
	8995 WESTSIDE PARKWAY	1,263	1,278	1,307	192	(18)	(58)	(2)	114	(43)	(59)	(102)
	INHIBITEX	917	912	910	220	226	225	225	896	224	222	446
	221 PEACHTREE CENTER GARAGE	0	510	639	124	103	157	81	465	100	102	202

	SUBTOTAL — OFFICE CONSOLIDATED	30,065	45,738	65,730	13,742	15,207	15,143	13,137	57,229	14,700	14,932	29,632

(G)	JOINT VENTURE PROPERTIES (1):
	PRESBYTERIAN MEDICAL PLAZA	106	116	87	18	15	20	15	68	16	12	28
	OTHER — CP VENTURE TWO	157	(1)	0	(5)	0	0	0	(5)	0	0	0
	TEN PEACHTREE PLACE	2,239	2,020	2,099	526	541	561	557	2,185	571	583	1,154
	GATEWAY VILLAGE — PREFERRED RETURN	1,208	1,208	1,208	302	302	302	302	1,208	302	302	604
	EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,586	3,601	3,623	909	930	902	875	3,616	894	904	1,798
	PALISADES WEST — BUILDINGS 1 AND 2	(11)	127	427	1,172	1,276	1,287	1,233	4,968	1,215	1,240	2,455
	TERMINUS 200	0	0	115	21	17	20	0	58	0	(60)	(60)
	OTHER	11,344	(65)	(86)	(18)	(4)	(19)	(7)	(48)	(22)	6	(16)

	SUBTOTAL — OFFICE JOINT VENTURE	18,629	7,006	7,473	2,925	3,077	3,074	2,975	12,051	2,976	2,987	5,963

	SUBTOTAL — OFFICE CONSOLIDATED & JOINT VENTURE	48,694	52,744	73,203	16,667	18,284	18,217	16,112	69,280	17,676	17,919	35,595

	RETAIL:
(C)	CONSOLIDATED PROPERTIES (1):
	THE AVENUE CARRIAGE CROSSING	5,835	6,774	6,714	1,140	1,255	955	1,450	4,800	1,082	1,503	2,585
	THE AVENUE WEBB GIN	1,653	5,558	5,967	1,469	1,503	1,307	1,304	5,583	1,484	1,214	2,698
	THE AVENUE FORSYTH	0	0	2,527	1,025	955	821	896	3,697	1,588	1,458	3,046
	TIFFANY SPRINGS MARKETCENTER	0	0	1,257	803	900	919	707	3,329	741	817	1,558
	PROPERTIES CONTRIBUTED TO CP VENTURE FIVE (AVENUE FUND)	9,068	(45)	30	0	0	0	0	0	0		0

	SUBTOTAL — RETAIL CONSOLIDATED	16,556	12,286	16,495	4,437	4,613	4,002	4,357	17,409	4,895	4,992	9,887

(G)	JOINT VENTURE PROPERTIES (1):
	NORTH POINT MARKETCENTER	668	613	588	140	166	58	83	447	105	133	238
	GREENBRIER MARKETCENTER	534	511	532	140	131	130	142	543	142	136	278
	LOS ALTOS MARKETCENTER	358	345	303	63	53	49	40	205	56	40	96
	MANSELL CROSSING II	153	72	(6)	0	0	0	0	0	0	0	0
	THE AVENUE EAST COBB	1,382	723	710	176	168	176	141	661	154	161	315
	THE AVENUE PEACHTREE CITY	843	491	458	117	110	109	118	454	117	106	223
	THE AVENUE WEST COBB	1,132	685	586	133	123	109	132	497	130	105	235
	THE AVENUE VIERA	947	620	625	155	148	148	127	578	153	131	284
	VIERA MARKETCENTER	198	208	197	52	54	52	47	205	48	50	98
	THE AVENUE MURFREESBORO	0	554	3,413	937	948	1,011	1,099	3,995	1,071	1,117	2,188

	SUBTOTAL — RETAIL JOINT VENTURE	6,215	4,822	7,406	1,913	1,901	1,842	1,929	7,585	1,976	1,979	3,955

	SUBTOTAL — RETAIL CONSOLIDATED & JOINT VENTURE	22,771	17,108	23,901	6,350	6,514	5,844	6,286	24,994	6,871	6,971	13,842

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 YTD

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (Continued):
(C)	INDUSTRIAL (1):
	KING MILL — BUILDING 3	405	1,155	923	236	236	283	292	1,047	339	418	757
	LAKESIDE RANCH — BUILDING 20	0	794	768	176	190	164	197	727	247	263	510
	JEFFERSON MILL — BUILDING A	0	0	(149)	(57)	(57)	(47)	(45)	(206)	(53)	(66)	(119)

	SUBTOTAL INDUSTRIAL CONSOLIDATED	405	1,949	1,542	355	369	400	444	1,568	533	615	1,148

(C)	OTHER RENTAL OPERATIONS (1):
	OTHER	205	82	(69)	(31)	26	(15)	50	30	18	60	78

	SUBTOTAL OTHER CONSOLIDATED	205	82	(69)	(31)	26	(15)	50	30	18	60	78

	TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	72,076	71,883	98,577	23,341	25,193	24,446	22,892	95,872	25,098	25,565	50,663

(D)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1)
	SAN JOSE MARKETCENTER	3,844	6,450	7,089	1,693	1,721	1,700	1,874	6,988	1,883	1,743	3,626
	OTHER	16,666	(568)	(611)	(7)	0	3	0	(4)	0	0	0

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	20,510	5,882	6,478	1,686	1,721	1,703	1,874	6,984	1,883	1,743	3,626

(E)	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES (1):
	LOT SALES NET OF COST OF SALES — CONSOLIDATED	2,877	1,124	827	236	180	0	65	481	130	41	171
	LOT SALES NET OF COST OF SALES — JOINT VENTURES	8,217	1,822	795	95	210	211	15	531	520	458	978

	TOTAL LOT SALES NET OF COS	11,094	2,946	1,622	331	390	211	80	1,012	650	499	1,149

	OUTPARCEL SALES NET OF COST OF SALES — CONSOLIDATED	1,656	1,017	2,390	582	1,125	171	39	1,917	4,593	0	4,593
	OUTPARCEL SALES NET OF COST OF SALES — JOINT VENTURES	0	0	0	0	0	0	0	0	86	0	86

	TOTAL OUTPARCEL SALES NET OF COS	1,656	1,017	2,390	582	1,125	171	39	1,917	4,679	0	4,679

	TRACT SALES NET OF COST OF SALES — CONSOLIDATED	2,481	4,977	9,204	96	746	349	(6)	1,185	697	1,002	1,699
	TRACT SALES NET OF COST OF SALES — JOINT VENTURES	6,675	651	3,192	235	0	4	25	264	46	102	148

	TOTAL TRACT SALES NET OF COS	9,156	5,628	12,396	331	746	353	19	1,449	743	1,104	1,847

	OTHER INVESTMENT PROPERTY SALES NET OF COST OF SALES — CONSOLIDATED	11,867	8,184	1,407	113	0	0	(55)	58	0	0	0

	TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	11,867	8,184	1,407	113	0	0	(55)	58	0	0	0

	TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES	33,773	17,775	17,815	1,357	2,261	735	83	4,436	6,072	1,603	7,675

(F)	MULTI-FAMILY SALES, NET OF COST OF SALES (1):
	MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED	3,731	144	1,114	0	0	1,856	3,356	5,212	2,176	1,835	4,011
	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES	10,343	(185)	1,892	(1)	2	0	114	115	117	45	162

	TOTAL MULTI-FAMILY FFO	14,074	(41)	3,006	(1)	2	1,856	3,470	5,327	2,293	1,880	4,173

	DEVELOPMENT INCOME
	DEVELOPMENT INCOME — COUSINS PROPERTIES SERVICES (2)	468	446	452	150	73	136	181	540	109	158	267
	DEVELOPMENT INCOME — OTHER	4,117	5,435	17,306	795	810	755	459	2,819	496	815	1,311

	TOTAL DEVELOPMENT INCOME	4,585	5,881	17,758	945	883	891	640	3,359	605	973	1,578

	MANAGEMENT FEES
	MANAGEMENT FEES — COUSINS PROPERTIES SERVICES (2)	14,625	17,202	16,929	4,293	4,275	3,931	3,416	15,915	3,690	3,438	7,128
	MANAGEMENT FEES — OTHER	9,812	7,580	8,475	2,313	2,162	2,224	2,029	8,728	2,748	2,003	4,751

	TOTAL MANAGEMENT FEES	24,437	24,782	25,404	6,606	6,437	6,155	5,445	24,643	6,438	5,441	11,879

	LEASING & OTHER FEES
	LEASING & OTHER FEES — COUSINS PROPERTIES SERVICES (2)	5,496	5,290	3,539	493	613	2,365	1,539	5,010	855	763	1,618
	LEASING & OTHER FEES — OTHER	947	361	961	0	239	99	456	794	440	1,036	1,476

	TOTAL LEASING & OTHER FEES	6,443	5,651	4,500	493	852	2,464	1,995	5,804	1,295	1,799	3,094

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 YTD

	TERMINATION FEES	631	5,193	407	359	1,097	261	0	1,717	8	33	41

	INTEREST INCOME & OTHER:
	CONTINUING OPERATIONS	742	1,217	3,742	620	142	414	79	1,255	116	138	254
	DISCONTINUED OPERATIONS	0	19	9	7	46	0	0	53	0	19	19

	TOTAL INTEREST INCOME & OTHER	742	1,236	3,751	627	188	414	79	1,308	116	157	273

	GAIN (LOSS) ON EXTINGUISHMENT OF DEBT AND INTEREST RATE SWAP	0	0	0	0	12,498	0	(2,766)	9,732	(592)	0	(592)

	GENERAL & ADMINISTRATIVE EXPENSES:
	GENERAL & ADMINISTRATIVE EXPENSES	(34,677)	(31,260)	(29,985)	(7,607)	(8,082)	(6,556)	(3,953)	(26,198)	(8,017)	(6,763)	(14,780)
	GENERAL & ADMINISTRATIVE EXPENSES — COUSINS PROPERTIES SERVICES (2)	(7,859)	(9,383)	(7,589)	(1,779)	(1,835)	(2,593)	(1,417)	(7,624)	(1,901)	(1,795)	(3,696)
	REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES	(7,129)	(5,783)	(5,207)	(1,452)	(1,334)	(1,389)	(1,203)	(5,378)	(1,859)	(1,203)	(3,062)
	REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES -COUSINS PROPERTIES SERVICES (2)	(8,927)	(11,384)	(11,072)	(2,776)	(2,696)	(2,590)	(2,066)	(10,128)	(2,559)	(2,388)	(4,947)
	COMMISSION ON DEVELOPMENT FEE	0	0	(3,414)	(32)	(31)	(31)	(32)	(126)	(32)	(31)	(63)
	SEPARATION EXPENSES	0	0	(1,186)	(344)	(2,026)	(724)	(163)	(3,257)	(68)	(33)	(101)

	TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(58,592)	(57,810)	(58,453)	(13,990)	(16,004)	(13,883)	(8,834)	(52,711)	(14,436)	(12,213)	(26,649)

	INTEREST EXPENSE:
	CONSOLIDATED DEBT:
	CREDIT FACILITY	(10,855)	(11,322)	(8,129)	(2,407)	(2,666)	(2,605)	(921)	(8,599)	(1,037)	(1,277)	(2,314)
	UNSECURED TERM LOAN	0	(1,977)	(5,952)	(1,387)	(1,647)	(1,552)	(1,506)	(6,092)	(1,616)	(1,866)	(3,482)
	THE AMERICAN CANCER SOCIETY CENTER	0	(3,027)	(9,007)	(2,215)	(2,240)	(2,264)	(2,263)	(8,982)	(2,215)	(2,240)	(4,455)
	333 & 555 NORTH POINT CENTER	(2,121)	(2,072)	(2,020)	(496)	(494)	(490)	(486)	(1,966)	(482)	(479)	(961)
	MERIDIAN MARK PLAZA	(1,991)	(1,959)	(1,923)	(475)	(473)	(470)	(468)	(1,886)	(465)	(462)	(927)
	600 UNIVERSITY PARK	(995)	(983)	(966)	(239)	(238)	(237)	(236)	(950)	(235)	(234)	(469)
	100 NORTH POINT CENTER EAST	(932)	(780)	(681)	(170)	(170)	(170)	(171)	(681)	(170)	(170)	(340)
	200 NORTH POINT CENTER EAST	(826)	(736)	(680)	(170)	(170)	(170)	(171)	(681)	(170)	(170)	(340)
	LAKESHORE PARK PLAZA	(631)	(612)	(788)	(285)	(284)	(282)	(281)	(1,132)	(280)	(278)	(558)
	THE POINTS AT WATERVIEW	(1,051)	(1,070)	(1,029)	(254)	(252)	(251)	(250)	(1,007)	(248)	(247)	(495)
	TERMINUS 100	0	(2,358)	(11,203)	(2,802)	(2,802)	(2,802)	(2,802)	(11,208)	(2,802)	(2,802)	(5,604)
	SAN JOSE MARKETCENTER	0	(448)	(4,894)	(1,226)	(279)	0	0	(1,505)	0	0	0
	OTHER	(12,270)	(4,815)	(773)	(130)	(100)	(99)	(111)	(440)	(61)	(61)	(122)
	CAPITALIZED	20,553	23,343	14,894	1,826	1,255	599	56	3,736	0	0	0

	SUBTOTAL — CONSOLIDATED	(11,119)	(8,816)	(33,151)	(10,430)	(10,560)	(10,793)	(9,610)	(41,393)	(9,781)	(10,286)	(20,067)

(G)	JOINT VENTURE DEBT (1):
	NORTH POINT MARKETCENTER	(231)	0	0	0	0	0	0	0	0	0	0
	THE AVENUE EAST COBB	(634)	(350)	(345)	(85)	(85)	(85)	(84)	(339)	(84)	(83)	(167)
	TEN PEACHTREE PLACE	(806)	(794)	(781)	(193)	(192)	(191)	(190)	(766)	(189)	(189)	(378)
	CRAWFORD LONG MEDICAL OFFICE BUILDING	(1,579)	(1,554)	(1,529)	(378)	(376)	(374)	(373)	(1,501)	(371)	(369)	(740)
	THE AVENUE MURFREESBORO	0	(442)	(1,442)	(224)	(216)	(220)	(201)	(861)	(197)	(251)	(448)
	MSREF/TERMINUS 200	0	0	0	0	0	0	0	0	0	(3)	(3)
	GLENMORE GARDEN VILLAS	0	0	0	(28)	(28)	(28)	0	(84)	0	0	0
	TEMCO ASSOCIATES	(146)	(139)	(132)	(32)	(32)	(28)	(30)	(122)	(26)	(27)	(53)
	CL REALTY	0	(99)	(246)	(82)	(71)	(31)	(31)	(215)	(32)	(25)	(57)
	HANDY ROAD ASSOCIATES	(138)	0	(92)	(23)	(23)	0	0	(46)	0	0	0

	SUBTOTAL — JOINT VENTURE	(3,534)	(3,378)	(4,567)	(1,045)	(1,023)	(958)	(909)	(3,935)	(899)	(947)	(1,846)

	TOTAL INTEREST EXPENSE	(14,653)	(12,194)	(37,718)	(11,475)	(11,583)	(11,751)	(10,519)	(45,328)	(10,680)	(11,233)	(21,913)

	OTHER EXPENSES — CONTINUING OPERATIONS — CONSOLIDATED:
	PROPERTY TAXES & OTHER HOLDING COSTS	(524)	(579)	(1,482)	(681)	(1,095)	(1,634)	(1,420)	(4,830)	(825)	(1,029)	(1,854)
	PREDEVELOPMENT & OTHER	(2,287)	(2,689)	(4,567)	(865)	(3,337)	(89)	(4,022)	(8,313)	(503)	(2,168)	(2,671)
	NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS (MINORITY INTEREST)	(4,130)	(1,656)	(2,378)	(412)	(698)	(531)	(611)	(2,252)	(526)	(584)	(1,110)
	IMPAIRMENT LOSS — CONSOLIDATED	0	0	(2,100)	0	(36,500)	(4,012)	0	(40,512)	0	(586)	(586)
	IMPAIRMENT LOSS — JOINT VENTURE INVESTMENTS	0	0	0	0	(28,130)	(22,928)	0	(51,058)	0	0	0

	TOTAL OTHER EXPENSES	(6,941)	(4,924)	(10,527)	(1,958)	(69,760)	(29,194)	(6,053)	(106,965)	(1,854)	(4,367)	(6,221)

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 YTD

(G)	OTHER EXPENSES — JOINT VENTURES (1):
	IMPAIRMENT LOSS	0	0	(347)	0	(2,619)	(21,563)	0	(24,182)	0	0	0
	OTHER INCOME (EXPENSE), NET	(248)	(1,252)	372	(172)	(589)	(343)	(175)	(1,279)	392	223	615

	TOTAL OTHER EXPENSES — JOINT VENTURES	(248)	(1,252)	25	(172)	(3,208)	(21,906)	(175)	(25,461)	392	223	615

	INCOME TAX (PROVISION)/BENEFIT:
	BENEFIT (PROVISION) FROM CONTINUING OPERATIONS	(4,193)	4,423	8,770	3,941	31,427	5,459	2,607	43,434	1,206	(102)	1,104
	VALUATION ALLOWANCE	0	0	0	0	(42,720)	(5,513)	458	(47,775)	(60)	88	28
(D)	DISCONTINUED OPERATIONS (1)	(2)	0	0	0	0	0	0	0	0	0	0

	TOTAL INCOME TAX (PROVISION)/BENEFIT	(4,195)	4,423	8,770	3,941	(11,293)	(54)	3,065	(4,341)	1,146	(14)	1,132

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
	CONSOLIDATED	(2,840)	(2,752)	(3,710)	(964)	(934)	(829)	(639)	(3,366)	(567)	(462)	(1,029)
(D)	DISCONTINUED OPERATIONS (1)	(71)	(41)	(33)	(4)	(4)	(4)	(4)	(16)	(4)	(1)	(5)
(G)	JOINT VENTURES (1)	(12)	(5)	(79)	(10)	(14)	(10)	(12)	(46)	(6)	(5)	(11)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,923)	(2,798)	(3,822)	(978)	(952)	(843)	(655)	(3,428)	(577)	(468)	(1,045)

	PREFERRED STOCK DIVIDENDS	(15,250)	(15,250)	(14,957)	(3,227)	(3,227)	(3,228)	(3,225)	(12,907)	(3,227)	(3,227)	(6,454)

	FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF CERTAIN DEBT	74,469	48,437	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)	13,980	7,895	21,875

	LOSS ON EXTINGUISHMENT OF DEBT ASSOCIATED WITH PROPERTY SALES	(18,207)	0	0	0	0	0	0	0	0	0	0

	FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	56,262	48,437	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)	13,980	7,895	21,875

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
	CONTINUING OPERATIONS	3,012	5,535	10,799	167,434	801	406	(4)	168,637	756	1,061	1,817
(E)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES (1)	(14,348)	(13,161)	(10,611)	(209)	(746)	(349)	61	(1,243)	(697)	(1,002)	(1,699)
	DISCONTINUED OPERATIONS	86,495	18,095	2,472	0	146	7	(6)	147	0	0	0
(G)	JOINT VENTURES (1)	135,618	1,186	0	28	(16)	0	0	12	0	0	0

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	210,777	11,655	2,660	167,253	185	64	51	167,553	59	59	118

	DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
	CONSOLIDATED	(26,855)	(35,160)	(47,087)	(11,522)	(13,870)	(12,464)	(12,312)	(50,168)	(12,754)	(13,910)	(26,664)
(D)	DISCONTINUED OPERATIONS (1)	(13,924)	(2,689)	(2,581)	(566)	(573)	(571)	(573)	(2,283)	(570)	(191)	(761)
(G)	JOINT VENTURES (1)	(8,819)	(4,571)	(6,416)	(2,148)	(2,160)	(2,182)	(2,264)	(8,754)	(2,288)	(2,448)	(4,736)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(49,598)	(42,420)	(56,084)	(14,236)	(16,603)	(15,217)	(15,149)	(61,205)	(15,612)	(16,549)	(32,161)

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	217,441	17,672	7,590	160,571	(81,313)	(57,088)	(7,782)	14,388	(1,573)	(8,595)	(10,168)

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

JOINT VENTURES (3)	2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 YTD

COUSINS’ SHARE OF CP VENTURE TWO LLC:
OFFICE PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RETAIL PORTFOLIO	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
PRESBYTERIAN MEDICAL PLAZA	106	116	87	18	15	20	15	68	16	12	28
OTHER	157	(1)	0	(5)	0	0	0	(5)	0	0	0

SUBTOTAL OFFICE	263	115	87	13	15	20	15	63	16	12	28

RETAIL:
NORTH POINT MARKETCENTER	668	613	588	140	166	58	83	447	105	133	238
GREENBRIER MARKETCENTER	534	511	532	140	131	130	142	543	142	136	278
LOS ALTOS MARKETCENTER	358	345	303	63	53	49	40	205	56	40	96
MANSELL CROSSING II	153	72	(6)	0	0	0	0	0	0	0	0

SUBTOTAL RETAIL	1,713	1,541	1,417	343	350	237	265	1,195	303	309	612

TOTAL REVENUES LESS OPERATING EXPENSES	1,976	1,656	1,504	356	365	257	280	1,258	319	321	640
INTEREST EXPENSE	(231)	0	0	0	0	0	0	0	0	0	0
OTHER, NET	(20)	(2)	0	0	(2)	38	4	40	20	5	25
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,725	1,654	1,504	356	363	295	284	1,298	339	326	665
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(670)	(477)	(549)	(107)	(109)	(106)	(106)	(428)	(105)	(115)	(220)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	736	1,224	0	12	0		0	12	0	0	0

NET INCOME	1,791	2,401	955	261	254	189	178	882	234	211	445

COUSINS’ SHARE OF CP VENTURE FIVE:	40.63%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
THE AVENUE EAST COBB	1,382	723	710	176	168	176	141	661	154	161	315
THE AVENUE PEACHTREE CITY	843	491	458	117	110	109	118	454	117	106	223
THE AVENUE WEST COBB	1,132	685	586	133	123	109	132	497	130	105	235
THE AVENUE VIERA	947	620	625	155	148	148	127	578	153	131	284
VIERA MARKETCENTER	198	208	197	52	54	52	47	205	48	50	98

TOTAL REVENUES LESS OPERATING EXPENSES	4,502	2,727	2,576	633	603	594	565	2,395	602	553	1,155
INTEREST EXPENSE	(634)	(350)	(345)	(85)	(85)	(85)	(84)	(339)	(84)	(83)	(167)
OTHER, NET	(19)	76	23	0	0	6	29	35	7	(1)	6

FUNDS FROM OPERATIONS	3,849	2,453	2,254	548	518	516	510	2,092	525	469	994
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,018)	(1,205)	(1,203)	(271)	(207)	(238)	(234)	(950)	(236)	(267)	(503)

NET INCOME	1,831	1,248	1,051	277	311	278	276	1,142	289	202	491

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,239	2,020	2,099	526	541	561	557	2,185	571	583	1,154
INTEREST EXPENSE	(806)	(794)	(781)	(193)	(192)	(191)	(190)	(766)	(189)	(189)	(378)

FUNDS FROM OPERATIONS	1,433	1,226	1,318	333	349	369	367	1,418	382	394	776
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,060)	(1,052)	(1,044)	(260)	(261)	(260)	(262)	(1,043)	(264)	(264)	(528)

NET INCOME	373	174	274	73	88	109	105	375	118	130	248

COUSINS’ SHARE OF GATEWAY VILLAGE (4):

FUNDS FROM OPERATIONS — PREFERRED RETURN	1,208	1,208	1,208	302	302	302	302	1,208	302	302	604

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(32)	(32)	(32)	(8)	(8)	(8)	(8)	(32)	(8)	(8)	(16)

NET INCOME	1,176	1,176	1,176	294	294	294	294	1,176	294	294	588

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

JOINT VENTURES (3)	2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 YTD

COUSINS’ SHARE OF CRAWFORD LONG — CPI:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,586	3,601	3,623	909	930	902	875	3,616	894	904	1,798
OTHER, NET	0	0	0	0	0	1	0	1	0	0	0
INTEREST EXPENSE	(1,579)	(1,554)	(1,529)	(378)	(376)	(374)	(373)	(1,501)	(371)	(369)	(740)

FUNDS FROM OPERATIONS	2,007	2,047	2,094	531	554	528	502	2,115	523	535	1,058
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,468)	(1,352)	(1,287)	(312)	(307)	(303)	(304)	(1,226)	(300)	(342)	(642)

NET INCOME	539	695	807	219	247	226	198	890	223	193	416

COUSINS’ SHARE OF AVENUE MURFREESBORO:		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	554	3,413	937	948	1,011	1,099	3,995	1,071	1,117	2,188
OUTPARCEL SALES NET OF COST OF SALES	0	0	0	0	0	0	0	0	86	0	86
OTHER, NET	0	0	27	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	(442)	(1,442)	(224)	(216)	(220)	(201)	(861)	(197)	(251)	(448)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(4)	(16)	(5)	(5)	(5)	(5)	(20)	(5)	(5)	(10)

FUNDS FROM OPERATIONS	0	108	1,982	708	727	786	893	3,114	955	861	1,816
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(310)	(1,946)	(618)	(638)	(637)	(682)	(2,575)	(689)	(726)	(1,415)

NET INCOME (LOSS)	0	(202)	36	90	89	149	211	539	266	135	401

COUSINS’ SHARE OF PALISADES WEST LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	(11)	127	427	1,172	1,276	1,287	1,233	4,968	1,215	1,240	2,455
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(11)	127	427	1,172	1,276	1,287	1,233	4,968	1,215	1,240	2,455
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(170)	(532)	(586)	(610)	(652)	(2,380)	(670)	(678)	(1,348)

NET INCOME (LOSS)	(11)	127	257	640	690	677	581	2,588	545	562	1,107

COUSINS’ SHARE OF MSREF/TERMINUS 200 LLC:										20%	20%

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	(60)	(60)
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	(3)	(3)

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	(63)	(63)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	(33)	(33)

NET INCOME (LOSS)	0	0	0	0	0	0	0	0	0	(96)	(96)

COUSINS’ SHARE OF TERMINUS 200 LLC:		50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	115	21	17	20	0	58	0	0	0
OTHER, NET	0	(193)	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	(20,932)	0	(20,932)	0	0	0

FUNDS FROM OPERATIONS	0	(193)	115	21	17	(20,912)	0	(20,874)	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(121)	(30)	(30)	(20)	0	(80)	0	0	0

NET INCOME (LOSS)	0	(193)	(6)	(9)	(13)	(20,932)	0	(20,954)	0	0	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC:	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	10,172	(3,327)	2,144	0	0	0	59	59	123	0	123
OTHER, NET	171	3,142	(252)	(1)	2	0	55	56	(6)	45	39

FUNDS FROM OPERATIONS & NET INCOME (LOSS)	10,343	(185)	1,892	(1)	2	0	114	115	117	45	162

COUSINS’ SHARE OF OTHER:

REVENUES LESS OPERATING EXPENSES	11,344	(65)	(86)	(18)	(4)	(19)	(7)	(48)	(22)	6	(16)
INTEREST EXPENSE	0	0	0	(28)	(28)	(28)	0	(84)	0	0	0
OTHER, NET	(42)	(42)	(74)	(26)	(25)	(82)	4	(129)	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(12)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	11,290	(107)	(160)	(72)	(57)	(129)	(3)	(261)	(22)	6	(16)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,458)	(19)	(19)	(5)	(5)	(5)	(5)	(20)	(5)	(4)	(9)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	134,882	(41)	0	16	(16)	0	0	0	0	0	0

NET INCOME (LOSS)	142,714	(167)	(179)	(61)	(78)	(135)	(8)	(282)	(27)	2	(25)

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

JOINT VENTURES (3)	2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 YTD

COUSINS’ SHARE OF TEMCO ASSOCIATES:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	7,523	697	1,037	0	0	4	0	4	0	(3)	(3)
INTEREST EXPENSE	(146)	(139)	(132)	(32)	(32)	(28)	(30)	(122)	(26)	(27)	(53)
OTHER, NET	125	(274)	(234)	(168)	(212)	(73)	(109)	(562)	641	(156)	485
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(63)	(5)	(9)	(5)	(7)	(26)	(1)	0	(1)
IMPAIRMENT LOSS	0	0	(22)	0	0	(631)	0	(631)	0	0	0

FUNDS FROM OPERATIONS	7,502	284	586	(205)	(253)	(734)	(146)	(1,338)	614	(186)	428
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(114)	(123)	(45)	(5)	(9)	5	(11)	(20)	(11)	(11)	(22)

NET INCOME (LOSS)	7,388	161	541	(210)	(262)	(728)	(157)	(1,357)	603	(197)	406

COUSINS’ SHARE OF CL REALTY, LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	6,629	1,736	2,795	335	178	228	192	933	546	514	1,060
INTEREST EXPENSE	0	(99)	(246)	(82)	(71)	(31)	(31)	(215)	(32)	(25)	(57)
OTHER, NET	(137)	(638)	658	29	(343)	(233)	(103)	(650)	(276)	398	122
IMPAIRMENT LOSS	0	0	(325)	0	(2,619)	0	0	(2,619)	0	0	0

FUNDS FROM OPERATIONS	6,492	999	2,882	282	(2,855)	(37)	58	(2,552)	238	887	1,125
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	6,492	999	2,882	282	(2,855)	(37)	58	(2,552)	238	887	1,125

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	739	41	155	(5)	32	(17)	(152)	(142)	20	49	69
OTHER, NET	0	0	(1)	0	0	0	0	0	0	(23)	(23)

FUNDS FROM OPERATIONS	739	41	154	(5)	32	(17)	(152)	(142)	20	26	46
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	739	41	154	(5)	32	(17)	(152)	(142)	20	26	46

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	(138)	0	(92)	(23)	(23)	0	0	(46)	0	0	0
OTHER, NET	(155)	(175)	(27)	(7)	(7)	0	0	(14)	0	0	0

FUNDS FROM OPERATIONS	(293)	(175)	(119)	(30)	(30)	0	0	(60)	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	(293)	(175)	(119)	(30)	(30)	0	0	(60)	0	0	0

NOTES:

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins Properties Services is the Company’s third-party management business which provides management, leasing and development of commercial office properties for third-party owners. Amounts for Cousins Properties Services do not include management, leasing and development services for the Company’s joint venture properties or development fees associated with various other unrelated third parties.

(3)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(4)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of June 30, 2010

					Percent Leased
					(Fully Executed)		Economic Occupancy (a)
				Company’s	Prior	Current	Prior	Current
	Metropolitan		Rentable	Ownership	Quarter	Quarter	Quarter	Quarter
Property Description	Area	State	Square Feet	Interest	End	End	End	End
I. OFFICE OPERATING PROPERTIES
191 Peachtree Tower	Atlanta	Georgia	1,219,000	100.00%	75%	76%	69%	75%
Gateway Village (b)	Charlotte	North Carolina	1,065,000	50.00%	100%	100%	100%	100%
The American Cancer Society Center	Atlanta	Georgia	993,000	100.00%	86%	86%	83%	86%
Terminus 100	Atlanta	Georgia	656,000	100.00%	93%	93%	92%	93%
One Georgia Center (b)	Atlanta	Georgia	376,000	88.50%	95%	96%	95%	96%
Emory University Hospital Midtown Medical Office Tower	Atlanta	Georgia	358,000	50.00%	98%	98%	98%	98%
Ten Peachtree Place (b)	Atlanta	Georgia	260,000	50.00%	94%	94%	94%	94%
Palisades West Building 1	Austin	Texas	216,000	50.00%	100%	100%	100%	100%
The Points at Waterview	Dallas	Texas	203,000	100.00%	94%	92%	94%	92%
Lakeshore Park Plaza (c)	Birmingham	Alabama	197,000	100.00%	97%	98%	97%	96%
Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	91%	97%	91%	91%
Palisades West Building 2	Austin	Texas	157,000	50.00%	86%	86%	31%	31%
555 North Point Center East	Atlanta	Georgia	152,000	100.00%	96%	96%	96%	96%
333 North Point Center East	Atlanta	Georgia	130,000	100.00%	95%	95%	95%	95%
200 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%	100%	100%
100 North Point Center East	Atlanta	Georgia	128,000	100.00%	91%	96%	89%	88%
600 University Park Place (c)	Birmingham	Alabama	123,000	100.00%	97%	97%	97%	97%
Galleria 75	Atlanta	Georgia	111,000	100.00%	65%	67%	54%	61%
Cosmopolitan Center	Atlanta	Georgia	84,000	100.00%	90%	94%	90%	94%
Presbyterian Medical Plaza	Charlotte	North Carolina	69,000	11.50%	78%	78%	78%	78%
8995 Westside Parkway	Atlanta	Georgia	51,000	100.00%	23%	0%	23%	0%
Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%	100%	100%

Total Office Operating Portfolio			6,889,000			89%		87%

OFFICE DEVELOPMENT PROPERTY
Terminus 200 (b)	Atlanta	Georgia	565,000	20.00%	10%	36%	9%	9%

Total Office Development Portfolio			565,000

TOTAL OFFICE, OPERATING AND DEVELOPMENT			7,454,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of June 30, 2010

					Percent Leased
					(Fully Executed)		Economic Occupancy (a)
				Company’s	Prior	Current	Prior	Current
	Metropolitan		Rentable	Ownership	Quarter	Quarter	Quarter	Quarter
Property Description	Area	State	Square Feet	Interest	End	End	End	End
II. RETAIL OPERATING PROPERTIES
The Avenue Murfreesboro	Nashville	Tennessee	751,000	50.00%	80%	84%	79%	80%
The Avenue Carriage Crossing (c)	Memphis	Tennessee	511,000	100.00%	91%	90%	91%	90%
The Avenue Forsyth (b)	Atlanta	Georgia	472,000	88.50%	70%	76%	67%	69%
North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	98%	98%	89%	98%
Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	100%	100%	100%	100%
The Avenue Viera	Viera	Florida	332,000	11.50%	91%	91%	91%	89%
The Avenue Webb Gin	Atlanta	Georgia	322,000	100.00%	88%	84%	84%	80%
The Avenue West Cobb	Atlanta	Georgia	257,000	11.50%	87%	92%	82%	83%
Tiffany Springs MarketCenter (b)	Kansas City	Missouri	238,000	88.50%	79%	80%	78%	79%
The Avenue East Cobb	Atlanta	Georgia	230,000	11.50%	95%	94%	93%	92%
San Jose MarketCenter (d)	San Jose	California	213,000	100.00%	99%	99%	97%	99%
The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	94%	95%	94%	92%
Viera MarketCenter	Viera	Florida	178,000	11.50%	95%	95%	95%	95%
Los Altos MarketCenter	Long Beach	California	157,000	10.32%	100%	100%	59%	59%

TOTAL RETAIL OPERATING PROPERTIES			4,621,000			86%		83%

III. INDUSTRIAL OPERATING PROPERTIES
King Mill Distribution Park — Building 3 (b)	Atlanta	Georgia	796,000	75.00%	85%	85%	85%	85%
Lakeside Ranch Business Park — Building 20 (c)	Dallas	Texas	749,000	100.00%	77%	77%	47%	77%
Jefferson Mill Business Park — Building A (b)	Atlanta	Georgia	459,000	75.00%	0%	100%	0%	0%

TOTAL INDUSTRIAL OPERATING PROPERTIES			2,004,000			85%		64%

TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			14,079,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of June 30, 2010

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,454,000	5,870,000	60%	89%
Retail	4,621,000	2,283,000	23%	86%
Industrial	2,004,000	1,690,000	17%	85%

TOTAL	14,079,000	9,843,000	100%

SUMMARY BY STATE
Georgia	8,544,000	6,419,000	65%	86%
Texas	1,325,000	1,139,000	12%	83%
Tennessee	1,262,000	887,000	9%	88%
North Carolina	1,134,000	541,000	5%	100%
Alabama	320,000	320,000	3%	98%
California	370,000	229,000	2%	99%
Missouri	238,000	211,000	2%	80%
Florida	510,000	58,000	1%	93%
Virginia	376,000	39,000	1%	100%

	14,079,000	9,843,000	100%

(a)	Economic Occupancy represents the percentage of a property’s square footage where rental revenue is being recognized. It excludes leases that are executed but whose term has not commenced.

(b)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(c)	These properties are shown as 100% owned by the Company; however, they are owned in a joint venture with a third party who may receive a participation in operations and/or on sale of the property depending upon achievement of certain thresholds.

(d)	This property was sold in July 2010.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Second Quarter 2010 vs			Six Months
	First Quarter 2010			2010 vs 2009
	Office	Retail	Total	Office	Retail	Total

Rental Property Revenues (1) less Operating Expenses	1.2%	-1.9%	-0.1%	1.5%	-1.6%	0.3%

Cash Basis Rental Property Revenues (2) less Operating Expenses	0.4%	-1.5%	-0.3%	2.4%	-1.1%	1.0%

Properties included in the Same Property portfolio (3)	Office
	191 Peachtree Tower	333 Northpoint Center East
	Gateway Village	200 Northpoint Center East
	The American Cancer Society Center	100 Northpoint Center East
	Terminus 100	600 University Park Place
	One Georgia Center	Galleria 75
	Emory University Hospital Midtown Medical Office Tower	Cosmopolitan Center
	Ten Peachtree Place	Presbyterian Medical Plaza
	The Points at Waterview	8995 Westside Parkway
	Lakeshore Park Plaza	Inhibitex
	Meridian Mark Plaza	Palisades West Building 1 (2Q to 1Q only)
	555 Northpoint Center East	Palisades West Building 2 (2Q to 1Q only)

Retail

	The Avenue Murfreesboro	The Avenue East Cobb
	The Avenue Carriage Crossing	San Jose MarketCenter
	North Point MarketCenter	The Avenue Peachtree City
	Greenbrier MarketCenter	Viera MarketCenter
	The Avenue Viera	Los Altos MarketCenter
	The Avenue Webb Gin	The Avenue Forsyth (2Q to 1Q only)
	The Avenue West Cobb	Tiffany Springs MarketCenter (2Q to 1Q only)

(1)	Rental Property Revenues includes rental property revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(3)	Same Properties include those office and retail properties that have been fully operational in each of the comparable reporting periods.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2010
OFFICE
As of June 30, 2010, the Company’s office portfolio included 22 commercial office buildings, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these office buildings was approximately seven years as of June 30, 2010. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2019 &
	2010	2011	2012	2013	2014	2015	2016	2017	2018	Thereafter	Total

Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring	150,680	454,203	213,381	531,695	239,685	389,160	727,639	485,425	275,991	1,628,140	5,095,999
% of Leased Space	3%	9%	4%	10%	5%	8%	14%	10%	5%	32%	100%
Annual Contractual Rent (000’s) (1)	$1,907	$5,343	$3,072	$8,773	$4,101	$6,964	$13,271	$11,302	$7,121	$33,900	$95,754
Annual Contractual Rent/Sq. Ft. (1)	$12.65	$11.76	$14.39	$16.50	$17.11	$17.90	$18.24	$23.28	$25.80	$20.82	$18.79

Wholly Owned:
Square Feet Expiring	150,348	442,637	170,690	375,803	211,069	365,331	186,667	403,434	213,143	1,246,008	3,765,130 (2)
% of Leased Space	4%	12%	4%	10%	5%	10%	5%	11%	6%	33%	100%
Annual Contractual Rent (000’s) (1)	$1,899	$5,168	$2,283	$5,884	$3,475	$6,633	$3,258	$9,229	$5,677	$27,233	$70,739
Annual Contractual Rent/Sq. Ft. (1)	$12.63	$11.68	$13.37	$15.66	$16.46	$18.16	$17.45	$22.88	$26.63	$21.86	$18.79

Joint Venture:
Square Feet Expiring	664	25,094	106,398	294,157	53,090	34,534	1,078,324	163,981	123,867	544,895	2,425,004 (3)
% of Leased Space	0%	1%	4%	12%	2%	1%	45%	7%	5%	23%	100%
Annual Contractual Rent (000’s) (1)	$15	$392	$2,071	$5,604	$1,216	$538	$19,987	$4,146	$2,868	$10,979	$47,816
Annual Contractual Rent/Sq. Ft. (1)	$22.44	$15.61	$19.46	$19.05	$22.91	$15.57	$18.54	$25.29	$23.16	$20.15	$19.72

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of June 30, 2010 out of approximately 4,388,000 total rentable square feet.

(3)	Rentable square feet leased as of June 30, 2010 out of approximately 2,501,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2010
RETAIL
As of June 30, 2010, the Company’s retail portfolio included 14 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years as of June 30, 2010. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2019 &
	2010	2011	2012	2013	2014	2015	2016	2017	2018	Thereafter	Total

Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	62,694	92,508	80,524	58,219	47,638	101,923	335,487	183,964	321,955	679,609	1,964,521
% of Leased Space	3%	5%	4%	3%	2%	5%	18%	10%	16%	34%	100%
Annual Contractual Rent (000’s) (2)	$632	$2,301	$1,785	$1,429	$1,124	$2,469	$8,681	$5,419	$7,342	$11,607	$42,789
Annual Contractual Rent/Sq. Ft. (2)	$10.07	$24.87	$22.16	$24.55	$23.61	$24.22	$25.88	$29.46	$22.80	$17.08	$21.78

Wholly Owned:
Square Feet Expiring (1)	21,751	62,415	46,259	12,699	10,529	44,711	299,403	137,757	52,582	253,516	941,622 (3)
% of Leased Space	2%	7%	5%	1%	1%	5%	31%	15%	6%	27%	100%
Annual Contractual Rent (000’s) (2)	$269	$1,838	$1,080	$329	$278	$1,293	$7,934	$4,438	$1,353	$3,133	$21,945
Annual Contractual Rent/Sq. Ft. (2)	$12.38	$29.45	$23.36	$25.91	$26.36	$28.91	$26.50	$32.21	$25.74	$12.36	$23.30

Joint Venture:
Square Feet Expiring (1)	153,012	229,034	294,189	173,096	196,152	326,768	226,191	238,163	456,872	914,450	3,207,927 (4)
% of Leased Space	5%	7%	9%	5%	6%	11%	7%	7%	14%	29%	100%
Annual Contractual Rent (000’s) (2)	$2,093	$3,771	$5,842	$4,332	$4,249	$6,495	$4,361	$5,068	$9,942	$15,475	$61,628
Annual Contractual Rent/Sq. Ft. (2)	$13.68	$16.46	$19.86	$25.03	$21.66	$19.88	$19.28	$21.28	$21.76	$16.92	$19.21

(1)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of June 30, 2010 out of approximately 1,046,000 total gross leasable area.

(4)	Gross leasable area leased as of June 30, 2010 out of approximately 3,575,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2010
INDUSTRIAL
As of June 30, 2010, the Company’s industrial portfolio included three buildings. The weighted average remaining lease term of these properties was approximately nine years as of June 30, 2010. The leases provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

				2019 &
	2012	2015	2016	Thereafter	Total

Company’s % share of Joint Venture Properties:
Square Feet Expiring	355,621	508,050	223,190	344,351	1,431,212
% of Leased Space	25%	35%	16%	24%	100%
Annual Contractual Rent (000’s) (1)	$1,149	$1,471	$714	$1,615	$4,949
Annual Contractual Rent/Sq. Ft. (1)	$3.23	$2.90	$3.20	$4.69	$3.46

Joint Venture:
Square Feet Expiring	355,621	677,400	223,190	459,134	1,715,345 (2)
% of Leased Space	21%	39%	13%	27%	100%
Annual Contractual Rent (000’s) (1)	$1,149	$1,962	$714	$2,153	$5,978
Annual Contractual Rent/Sq. Ft. (1)	$3.23	$2.90	$3.20	$4.69	$3.49

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of June 30, 2010 out of approximately 2,004,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET OF TOTAL PORTFOLIO
As of June 30, 2010

			Percentage of Total
			Portfolio at the	Average Remaining Lease Term
	Tenant (1)	Product Type	Company’s Share (2)	(Years)
1.	Bank of America	Office	5.8%	6.4
2.	Briggs & Stratton Corporation	Industrial	5.2%	4.8
3.	HD Supply	Industrial	3.7%	1.9
4.	SYX Distribution	Industrial	3.5%	20.1
5.	Deloitte & Touche	Office	3.2%	13.9
6.	American Cancer Society	Office	2.8%	12.0
7.	Georgia Department of Transportation	Office	2.7%	9.1
8.	Owens & Minor Distribution, Inc	Industrial	2.3%	5.4
9.	US South Communications	Office	1.3%	0.7
10.	Internap Network Services	Office	1.2%	9.8
11.	AGL Services Company	Office	1.2%	2.8
12.	MedAssets Net Revenue Systems, LLC	Office	1.2%	4.8
13.	Dimensional Fund Advisors	Office	1.1%	13.3
14.	Bombardier Aerospace Corporation	Office	1.0%	2.7
15.	Georgia Lottery Corporation	Office	1.0%	13.0
16.	Barnes & Noble	Retail	1.0%	6.5
17.	Turner Broadcasting System, Inc.	Office	0.9%	0.9
18.	CB Richard Ellis	Office	0.9%	9.0
19.	Emory University	Office	0.8%	6.5
20.	Citigroup	Office	0.7%	8.3
21.	The Gap Inc.	Retail	0.7%	1.8
22.	Premiere Global Services, Inc.	Office	0.7%	8.2
23.	Limited Brands	Retail	0.7%	6.8
24.	KIDS II, Inc.	Office	0.7%	5.6
25.	Best Buy	Retail	0.6%	8.0

	Total leased square feet of Top 25 Largest Tenants		44.9%	7.9

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of all office, retail and industrial properties, whether operating, under development or in the lease-up stage.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of June 30, 2010

		Company’s	Developable			Cost
		Ownership	Land Area		Year	Basis
Description and Location	Zoned Use	Interest	(Acres)		Acquired	($000) (1)
COMMERCIAL INVESTMENTS

Round Rock Land Austin, TX	Retail and Commercial	100%	60		2005	$17,115	(2)

Terminus Atlanta, GA	Mixed Use	100%	4		2005	12,642	(2)

615 Peachtree Street Atlanta, GA	Mixed Use	100%	2		1996	12,492	(2)

Wildwood Office Park Suburban Atlanta, GA	Office and Commercial	50%	36		1971-1989	10,611

Land Adjacent to The Avenue Forsyth Suburban Atlanta, GA	Retail	94% (3)	15		2007	10,442	(2)

King Mill Distribution Park Suburban Atlanta, GA	Industrial	100%	86	(4)	2005	10,089	(2)

Lakeside Ranch Business Park Dallas, TX	Industrial and Commercial	100% (5)	48		2006	9,821	(2)

Jefferson Mill Business Park Suburban Atlanta, GA	Industrial and Commercial	100%	117	(4)	2006	9,195	(2)

549 / 555 / 557 Peachtree Street Atlanta, GA	Mixed Use	100%	1		2004 / 2009	8,794	(2)

North Point Suburban Atlanta, GA	Mixed Use	100%	46		1970-1985	6,856	(2)

Research Park V Austin, TX	Commercial	100%	6		1998	4,957	(2)

Lancaster Dallas, TX	Industrial	100% (5)	47		2007	4,844	(2)

Land Adjacent to The Avenue Murfreesboro Suburban Nashville, TN	Retail	50%	6		2006	2,050

Land Adjacent to The Avenue Carriage Crossing Suburban Memphis, TN	Retail	100% (5)	2		2004	1,969	(2)

Wildwood Office Park Suburban Atlanta, GA	Mixed Use	100%	23		1971-1989	995	(2)

Land Adjacent to The Avenue Webb Gin Suburban Atlanta, GA	Retail	100%	2		2005	946	(2)

TOTAL COMMERCIAL INVESTMENTS			501			123,818

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of June 30, 2010

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000) (1)
RESIDENTIAL INVESTMENTS

Blalock Lakes Suburban Atlanta, GA	Residential	100%	1,205	2008	$9,650	(2)

Paulding County Suburban Atlanta, GA	Residential and Mixed Use	50%	5,517	2005	6,579

Padre Island Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	5,773

Handy Road Associates, LLC Suburban Atlanta, GA	Large Lot Residential	50% (5)	1,187	2004	5,342	(2)

Happy Valley Suburban Atlanta, GA	Residential	50%	228	2003	844

Summer Creek Ranch Forth Worth, TX	Residential and Mixed Use	50%	363	2002	—	(6)

Long Meadow Farms Houston, TX	Residential and Mixed Use	19%	123	2002	—	(6)

Seven Hills Suburban Atlanta, GA	Residential and Mixed Use	50%	112	2002-2005	—	(6)

Waterford Park Rosenberg, TX	Commercial	50%	37	2005	—	(6)

Village Park McKinney, TX	Residential	50%	2	2003-2005	—	(6)

TOTAL RESIDENTIAL INVESTMENTS			8,789		28,188

TOTAL LAND HELD			9,290		$152,006

(1)	Cost Basis reflects the Company’s basis for consolidated properties and the Company’s share of the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(2)	The cost basis of these consolidated properties aggregates to $126,149,000, as reflected on the Condensed Consolidated Balance Sheet.

(3)	Ownership percentage reflects blended ownership. A portion of the developable land area is owned 100% by the Company and a portion is owned 88.5% by a consolidated joint venture.

(4)	A third party has the option to purchase certain tracts aggregating approximately 145 acres through June 30, 2011, under certain circumstances.

(5)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

(6)	These residential communities have adjacent land that may be sold to third parties in large tracts for residential, multi-family or commercial development. The cost basis of these tracts and the lot inventory are included on the Inventory of Residential Lots schedule.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of June 30, 2010

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)(3)
Cousins Real Estate Corporation (Consolidated)

The Lakes at Cedar Grove	2001	14	906	73	—	—	702	204	$5,108
Fulton County Suburban Atlanta, GA

Callaway Gardens (50% owned) (4) (5)	2006	10	559	106	4	5	25	534	16,086
Harris County Pine Mountain, GA

Blalock Lakes (5)	2006	14	154	86	1	1	19	135	38,705
Coweta County Suburban Atlanta, GA

Longleaf at Callaway (5)	2002	9	138	13	—	—	125	13	386
Harris County Pine Mountain, GA

River’s Call	1999	12	107	13	—	—	94	13	442
East Cobb County Suburban Atlanta, GA

Tillman Hall	2008	4	29	24	—	1	5	24	2,769
Gwinnett County Suburban Atlanta, GA

Total Consolidated			1,893	315	5	7	970	923	63,496

Temco Associates, LLC (50% owned) (6)

Bentwater	1998	13	1,676	5	—	—	1,671	5	14
Paulding County Suburban Atlanta, GA

The Georgian (75% owned)	2003	21	1,385	259	—	—	288	1,097	23,519
Paulding County Suburban Atlanta, GA

Seven Hills	2003	12	1,081	332	—	1	635	446	16,696
Paulding County Suburban Atlanta, GA

Harris Place	2004	8	27	9	—	—	18	9	652
Paulding County Suburban Atlanta, GA

Total Temco			4,169	605	—	1	2,612	1,557	40,881

CL Realty, L.L.C. (50% owned) (6)

Summer Creek Ranch	2003	21	2,568	187	—	—	796	1,772	22,991
Tarrant County Fort Worth, TX

Long Meadow Farms (37.5% owned)	2003	12	2,083	122	22	29	636	1,447	13,546
Fort Bend County Houston, TX

Bar C Ranch	2004	20	1,199	99	7	23	215	984	7,447
Tarrant County Fort Worth, TX

Summer Lakes	2003	15	1,123	172	5	5	330	793	7,200
Fort Bend County Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of June 30, 2010

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)(3)
CL Realty, L.L.C., continued

Southern Trails (80% owned)	2005	11	1,027	113	4	26	398	629	$19,728
Brazoria County Pearland, TX

Village Park	2003	12	567	—	9	17	356	211	6,354
Collin County McKinney, TX

Waterford Park	2005	7	493	—	—	—	—	493	8,590
Fort Bend County Rosenberg, TX

Manatee River Plantation	2003	10	457	109	—	—	348	109	2,604
Manatee County Tampa, FL

Stonewall Estates (50% owned)	2005	9	373	19	19	28	248	125	6,885
Bexar County San Antonio, TX

Stillwater Canyon	2003	11	335	6	—	—	225	110	2,325
Dallas County DeSoto, TX

Creekside Oaks	2003	10	301	140	12	36	161	140	3,560
Manatee County Bradenton, FL

Village Park North	2005	10	189	8	—	—	71	118	2,341
Collin County McKinney, TX

Bridle Path Estates	2004	10	87	—	—	—	—	87	3,060
Hillsborough County Tampa, FL

West Park	2005	8	84	—	—	—	21	63	5,317
Cobb County Suburban Atlanta, GA

Total CL Realty			10,886	975	78	164	3,805	7,081	111,948

Total			16,948	1,895	83	172	7,387	9,561	$216,325

Company Share of Total			8,121	965	30	68	3,829	4,292	$121,000

Company Weighted Average Ownership			48%	51%	36%	40%	52%	45%	56%

(1)	This estimate represents the total projected development capacity for a development on owned land. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(3)	Includes Cost Basis of land tracts as detailed on the Inventory of Land Held schedule.

(4)	Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	All lots at Longleaf at Callaway and certain lots at Callaway Gardens and Blalock Lakes are sold to a homebuilding venture, of which the Company is a joint venture partner. As a result of this relationship, the Company defers some or all profits until houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of June 30, 2010, 128 houses have been sold by this venture.

(6)	The Company owns 50% of Temco Associates, LLC and CL Realty, L.L.C. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF MULTI-FAMILY UNITS HELD FOR SALE
As of June 30, 2010

	Total
	Units	Units Sold	Units Sold	Total	Remaining	Cost
	Developed /	in Current	Year to	Units	Units to be	Basis
	Purchased	Quarter	Date	Sold	Sold	($000)
10 Terminus Place (1)	137	22	41	96	41	$13,655
Atlanta, GA

60 North Market (2)	28	—	2	25	3	1,395
Asheville, NC

TOTAL CONSOLIDATED MULTI-FAMILY UNITS	165	22	43	121	44	$15,050

(1)	The total units sold does not include four units that closed but do not qualify as sales pursuant to accounting rules.

(2)	The project includes 9,224 square feet of for-sale commercial retail space. The commercial units are not included in the unit totals above but are included in the cost basis.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF JUNE 30, 2010
($ in thousands)

					Rate	Company’s	Company’s	Total	Weighted
	Total	Ownership	Maturity		End of	Share	Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date		Quarter	Recourse	Non-Recourse (1)	Share	to Maturity
CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 1.75%-2.25%)	$40,000	100%	8/29/2011		5.00% (2)	$40,000	$—	$40,000
UNSECURED TERM LOAN (3)	100,000	100%	8/29/2012		7.01% (3)	100,000		100,000
TERMINUS 100 (INTEREST ONLY)	180,000	100%	10/1/2012		6.13%	5,000	175,000	180,000
THE AMERICAN CANCER SOCIETY CENTER (INTEREST ONLY UNTIL 10/1/2011) (4)	136,000	100%	9/1/2017		6.45%		136,000	136,000
333/555 NORTH POINT CENTER EAST	26,857	100%	11/1/2011		7.00%	26,857		26,857
100/200 NORTH POINT CENTER EAST (INTEREST ONLY UNTIL 7/1/2010)	25,000	100%	6/1/2012		5.39%		25,000	25,000
MERIDIAN MARK PLAZA (5)	22,025	100%	9/1/2010		8.27%		22,025	22,025
LAKESHORE PARK PLAZA	17,726	100%	8/1/2012		5.89%		17,726	17,726
THE POINTS AT WATERVIEW	16,811	100%	1/1/2016		5.66%		16,811	16,811
600 UNIVERSITY PARK PLACE	12,416	100%	8/10/2011		7.38%		12,416	12,416
HANDY ROAD ASSOCIATES (PRIME + 1.0%, NOT LESS THAN 6%)	3,374	50%	3/30/2011		6.00%		3,374	3,374
VARIOUS	169	100%	VARIOUS		VARIOUS		169	169

TOTAL CONSOLIDATED	580,378				6.36%	171,857	408,521	580,378	3.2

UNCONSOLIDATED DEBT
CF MURFREESBORO ASSOCIATES (LIBOR + 3.00%) ($113.2MM FACILITY)	105,059	50%	7/20/2013		3.35%	26,220	26,310	52,530
MSREF/TERMINUS 200 LLC (LIBOR + 2.50%) ($92MM FACILITY)	39,483	20%	12/31/2013		2.85%		7,897	7,897
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	49,213	50%	6/1/2013		5.90%		24,607	24,607
THE AVENUE EAST COBB	34,727	11.5%	8/1/2010	(6)	8.39%		3,994	3,994
TEN PEACHTREE PLACE	27,065	50%	4/1/2015		5.39%		13,533	13,533
PINE MOUNTAIN BUILDERS (LIBOR + 4%, NOT LESS THAN 5%)	1,733	50%	6/11/2011		5.00%		867	867
TEMCO:
BENTWATER LINKS (LIBOR + 6.5%)	2,996	50%	5/23/2012		6.85%		1,498	1,498
CL REALTY:
SUMMER LAKES (PRIME + 1.5%)	1,411	50%	8/22/2010		4.75%		706	706
WATERFORD PARK (PRIME + 1.5%)	1,110	50%	11/8/2011		4.75%		555	555
MCKINNEY VILLAGE PARK (LIBOR + 2.25%)	536	50%	3/28/2011		2.60%		268	268

TOTAL UNCONSOLIDATED	263,333				4.41%	26,220	80,235	106,455	3.1

TOTAL ADJUSTED DEBT	$843,711				6.06%	$198,077	$488,756	$686,833	3.2

INVESTMENT ENTITY DEBT (7)
CHARLOTTE GATEWAY VILLAGE	$103,670	50%	12/1/2016		6.41%	$—	$51,835	$51,835

TOTAL INVESTMENT ENTITY DEBT	103,670				6.41%	—	51,835	51,835	6.4

TOTAL	$947,381				6.08%	$198,077	$540,591	$738,668	3.4

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	The interest rate on this instrument is LIBOR plus a spread of 1.75% to 2.25%, based on certain calculations. The Company has an interest rate swap which effectively fixes $40 million of LIBOR-based floating rate debt at 2.995%. The rate at the end of the quarter represents the swap rate plus a spread of 2.00%. This loan may be extended for one year, provided certain conditions are met.

(3)	The interest rate on this instrument is LIBOR plus a spread of 1.75% to 2.25%, based on certain calculations. The Company entered into an interest rate swap that effectively fixes the underlying LIBOR rate at 5.01%. Rate at the end of the quarter represents the swap rate plus a spread of 2.00%. The Term Loan was paid in full subsequent to quarter end, and the swap was terminated for a cost of approximately $9 million.

(4)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.

(5)	Subsequent to quarter end, this note was repaid and a new mortgage note payable entered into with a principal balance of $27 million, an interest rate of 6% and a maturity of August 1, 2020.

(6)	Subsequent to quarter end, the term of the loan was extended one month to September 1, 2010, and negotiations for a new loan are underway.

(7)	An investment entity is defined as an entity where the Company (a) has a fixed commitment to the venture, (b) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings and (c) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Second Quarter 2010 Compared to First Quarter 2010
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	Q1 2010	Q2 2010	% Change	Q1 2010	Q2 2010	% Change	Q1 2010	Q2 2010	% Change	Q1 2010	Q2 2010	Q1 2010	Q2 2010
RENTAL PROPERTY REVENUES	$42,239	$43,402		$24,819	$24,711		$67,058	$68,113		$1,205	$1,710	$68,263	$69,823

RENTAL PROPERTY OPERATING EXPENSES	16,844	17,699		7,721	7,946		24,565	25,645		543	1,225	25,108	26,870

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$25,395	$25,703	1.2%	$17,098	$16,765	-1.9%	$42,493	$42,468	-0.1%	$662	$485	$43,155	$42,953

RENTAL PROPERTY REVENUES	$42,239	$43,402		$24,819	$24,711		$67,058	$68,113		$1,205	$1,710	$68,263	$69,823
Less: STRAIGHT-LINE RENTS	1,258	1,468		569	489		1,827	1,957		38	345	1,865	2,302
AMORTIZATION OF LEASE INDUCEMENTS	(295)	(304)		(12)	(17)		(307)	(321)		(10)	(44)	(317)	(365)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	20	20		0	0		20	20		0	0	20	20

CASH BASIS RENTAL PROPERTY REVENUES (1)	41,256	42,218		24,262	24,239		65,518	66,457		1,177	1,409	66,695	67,866

RENTAL PROPERTY OPERATING EXPENSES	16,844	17,699		7,721	7,946		24,565	25,645		543	1,225	25,108	26,870

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$24,412	$24,519	0.4%	$16,541	$16,293	-1.5%	$40,953	$40,812	-0.3%	$634	$184	$41,587	$40,996

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$42,239	$43,402		$24,819	$24,711		$67,058	$68,113		$1,205	$1,710	$68,263	$69,823
RENTAL PROPERTY OPERATING EXPENSES	16,844	17,699		7,721	7,946		24,565	25,645		543	1,225	25,108	26,870

	$25,395	$25,703		$17,098	$16,765		$42,493	$42,468		$662	$485	$43,155	$42,953

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$20,146	$20,599
DISCONTINUED OPERATIONS (3)												1,883	1,743
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												4,952	4,966

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												26,981	27,308
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												16,174	15,645

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$43,155	$42,953

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Six Months 2010 Compared to Six Months 2009
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	6M 2009	6M 2010	% Change	6M 2009	6M 2010	% Change	6M 2009	6M 2010	% Change	6M 2009	6M 2010	6M 2009	6M 2010
RENTAL PROPERTY REVENUES	$78,069	$78,911		$44,578	$42,610		$122,647	$121,521		$14,290	$16,644	$136,937	$138,165

RENTAL PROPERTY OPERATING EXPENSES	32,574	32,723		14,846	13,353		47,420	46,076		4,746	5,987	52,166	52,063

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$45,495	$46,188	1.5%	$29,732	$29,257	-1.6%	$75,227	$75,445	0.3%	$9,544	$10,657	$84,771	$86,102

RENTAL PROPERTY REVENUES	$78,069	$78,911		$44,578	$42,610		$122,647	$121,521		$14,290	$16,644	$136,937	$138,165
Less: STRAIGHT-LINE RENTS	2,378	2,078		630	701		3,008	2,779		1,190	1,386	4,198	4,165
AMORTIZATION OF LEASE INDUCEMENTS	(486)	(598)		223	(2)		(263)	(600)		(21)	(68)	(284)	(668)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(38)	40		0	0		(38)	40		0	0	(38)	40

CASH BASIS RENTAL PROPERTY REVENUES (1)	76,215	77,391		43,725	41,911		119,940	119,302		13,121	15,326	133,061	134,628

RENTAL PROPERTY OPERATING EXPENSES	32,574	32,723		14,846	13,353		47,420	46,076		4,746	5,987	52,166	52,063

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$43,641	$44,668	2.4%	$28,879	$28,558	-1.1%	$72,520	$73,226	1.0%	$8,375	$9,339	$80,895	$82,565

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$78,069	$78,911		$44,578	$42,610		$122,647	$121,521		$14,290	$16,644	$136,937	$138,165
RENTAL PROPERTY OPERATING EXPENSES	32,574	32,723		14,846	13,353		47,420	46,076		4,746	5,987	52,166	52,063

	$45,495	$46,188		$29,732	$29,257		$75,227	$75,445		$9,544	$10,657	$84,771	$86,102

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$38,718	$40,745
DISCONTINUED OPERATIONS (3)												3,407	3,626
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												9,816	9,918

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												51,941	54,289
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												32,830	31,813

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$84,771	$86,102

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 YTD

(A	)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
		TOTAL BY TYPE:
		SECOND GENERATION LEASING RELATED COSTS	12,355	18,145	15,984	676	718	1,884	1,881	5,159	928	5,471	6,399
		SECOND GENERATION BUILDING IMPROVEMENTS	1,066	834	8,048	2,855	3,030	182	2,458	8,525	109	613	722

			13,421	18,979	24,032	3,531	3,748	2,066	4,339	13,684	1,037	6,084	7,121

		TOTAL BY SEGMENT:
		OFFICE:
		SECOND GENERATION LEASING RELATED COSTS	9,332	18,130	15,984	676	705	656	707	2,744	334	4,971	5,305
		SECOND GENERATION BUILDING IMPROVEMENTS	1,066	834	8,048	2,855	3,030	182	2,458	8,525	109	613	722

			10,398	18,964	24,032	3,531	3,735	838	3,165	11,269	443	5,584	6,027

		RETAIL:
		SECOND GENERATION LEASING RELATED COSTS	3,023	15	0	0	13	1,228	1,174	2,415	594	500	1,094
		SECOND GENERATION BUILDING IMPROVEMENTS	0	0	0	0	0	0	0	0	0	0	0

			3,023	15	0	0	13	1,228	1,174	2,415	594	500	1,094

		TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	13,421	18,979	24,032	3,531	3,748	2,066	4,339	13,684	1,037	6,084	7,121

(B	)	ADJUSTED DEBT:

		CONSOLIDATED DEBT	315,149	676,189	942,239	945,269	943,792	700,700	590,208	590,208	580,979	580,378	580,378
		SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	172,085	170,166	196,874	201,948	204,502	198,501	197,055	197,055	195,250	158,290	158,290

		TOTAL DEBT INCLUDING SHARE OF JV’S	487,234	846,355	1,139,113	1,147,217	1,148,294	899,201	787,263	787,263	776,229	738,668	738,668
		SHARE OF INVESTMENT ENTITY DEBT	(110,718)	(72,873)	(65,160)	(63,166)	(61,501)	(59,639)	(55,100)	(55,100)	(53,485)	(51,835)	(51,835)

		ADJUSTED DEBT	376,516	773,482	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163	722,744	686,833	686,833

		RECOURSE DEBT	226,855	205,658	491,603	502,396	580,939	334,658	222,507	222,507	215,544	198,077	198,077
		NON-RECOURSE DEBT	149,661	567,824	582,350	581,655	505,854	504,904	509,656	509,656	507,200	488,756	488,756

		ADJUSTED DEBT	376,516	773,482	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163	722,744	686,833	686,833

(C	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:

		OFFICE CONSOLIDATED PROPERTIES	30,065	45,738	65,730	13,742	15,207	15,143	13,137	57,229	14,700	14,932	29,632
		RETAIL CONSOLIDATED PROPERTIES	16,556	12,286	16,495	4,437	4,613	4,002	4,357	17,409	4,895	4,992	9,887
		INDUSTRIAL CONSOLIDATED PROPERTIES	405	1,949	1,542	355	369	400	444	1,568	533	615	1,148
		OTHER RENTAL OPERATIONS — CONSOLIDATED	205	82	(69)	(31)	26	(15)	50	30	18	60	78

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES — CONSOLIDATED	47,231	60,055	83,698	18,503	20,215	19,530	17,988	76,236	20,146	20,599	40,745

		RENTAL PROPERTY REVENUES	80,595	104,729	138,199	34,981	34,573	36,244	34,174	139,972	34,807	35,992	70,799
		RENTAL PROPERTY OPERATING EXPENSES	(33,364)	(44,673)	(54,501)	(16,478)	(14,358)	(16,714)	(16,186)	(63,736)	(14,661)	(15,393)	(30,054)

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	47,231	60,056	83,698	18,503	20,215	19,530	17,988	76,236	20,146	20,599	40,745

(D	)	INCOME FROM DISCONTINUED OPERATIONS:
		RENTAL PROPERTY REVENUES	28,203	8,758	9,230	2,523	2,522	2,391	2,379	9,815	2,406	2,269	4,675
		LEASE TERMINATION FEES & OTHER INCOME	3,155	106	22	0	0	0	0	0	0	0	0
		RENTAL PROPERTY OPERATING EXPENSES	(10,848)	(2,982)	(2,774)	(837)	(801)	(688)	(505)	(2,831)	(523)	(526)	(1,049)

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
		PROPERTY OPERATING EXPENSES	20,510	5,882	6,478	1,686	1,721	1,703	1,874	6,984	1,883	1,743	3,626
		INTEREST INCOME	0	19	9	7	46	0	0	53	0	19	19
		INTEREST EXPENSE	0	(251)	(4,894)	(1,226)	(279)	0	0	(1,505)	0	0	0
		PROVISION FOR INCOME TAXES	(2)	0	0	0	0	0	0	0	0	0	0
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(71)	(41)	(33)	(4)	(4)	(4)	(4)	(16)	(4)	(1)	(5)

		FUNDS FROM OPERATIONS	20,437	5,609	1,560	463	1,484	1,699	1,870	5,516	1,879	1,761	3,640

		DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(13,924)	(2,689)	(2,581)	(566)	(573)	(571)	(573)	(2,283)	(570)	(191)	(761)

		INCOME FROM DISCONTINUED OPERATIONS	6,513	2,920	(1,021)	(103)	911	1,128	1,297	3,233	1,309	1,570	2,879

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 YTD

(E	)	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER
		INVESTMENT PROPERTY SALES AND COST OF SALES:
		CONSOLIDATED:
		RESIDENTIAL LOT AND OUTPARCEL SALES — CONSOLIDATED:
		LOT SALES	10,497	6,949	2,143	748	553	50	395	1,746	390	316	706
		OUTPARCEL SALES	6,788	3,000	4,850	1,800	2,775	1,100	0	5,675	13,429	0	13,429

		TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	17,285	9,949	6,993	2,548	3,328	1,150	395	7,421	13,819	316	14,135

		RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — CONSOLIDATED:
		LOT COST OF SALES	7,620	5,825	1,316	512	373	50	330	1,265	260	275	535
		OUTPARCEL COST OF SALES	5,132	1,983	2,460	1,218	1,650	929	(39)	3,758	8,836	0	8,836

		TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES	12,752	7,808	3,776	1,730	2,023	979	291	5,023	9,096	275	9,371

		TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	2,481	4,977	9,204	96	746	349	(6)	1,185	697	1,002	1,699
		OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	11,867	8,184	1,407	113	0	0	(55)	58	0	0	0

		RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET — CONSOLIDATED	18,881	15,302	13,828	1,027	2,051	520	43	3,641	5,420	1,043	6,463

		SUMMARY — CONSOLIDATED:
		LOT SALES NET OF COST OF SALES	2,877	1,124	827	236	180	0	65	481	130	41	171
		OUTPARCEL SALES NET OF COST OF SALES	1,656	1,017	2,390	582	1,125	171	39	1,917	4,593	0	4,593
		TRACT SALES NET OF COST OF SALES	2,481	4,977	9,204	96	746	349	(6)	1,185	697	1,002	1,699
		OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	11,867	8,184	1,407	113	0	0	(55)	58	0	0	0

		TOTAL CONSOLIDATED SALES, NET	18,881	15,302	13,828	1,027	2,051	520	43	3,641	5,420	1,043	6,463

		JOINT VENTURES:
		RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES — JOINT VENTURES:
		LOT SALES	38,676	8,718	3,739	790	1,835	859	674	4,158	1,675	1,328	3,003
		OUTPARCEL SALES	0	0	0	0	0	0	0	0	516	0	516
		TRACT SALES	14,235	1,355	4,158	617	0	5	36	658	61	167	228

		TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES	52,911	10,073	7,897	1,407	1,835	864	710	4,816	2,252	1,495	3,747

		RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES — JOINT VENTURES:
		LOT COST OF SALES	30,459	6,896	2,944	695	1,625	648	659	3,627	1,155	870	2,025
		OUTPARCEL COST OF SALES	0	0	0	0	0	0	0	0	430	0	430
		TRACT COST OF SALES	7,560	704	966	382	0	1	11	394	15	65	80

		TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES	38,019	7,600	3,910	1,077	1,625	649	670	4,021	1,600	935	2,535

		RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES, NET -JOINT VENTURES	14,892	2,473	3,987	330	210	215	40	795	652	560	1,212

		SUMMARY — JOINT VENTURES:
		LOT SALES NET OF COST OF SALES	8,217	1,822	795	95	210	211	15	531	520	458	978
		OUTPARCEL SALES NET OF COST OF SALES	0	0	0	0	0	0	0	0	86	0	86
		TRACT SALES NET OF COST OF SALES	6,675	651	3,192	235	0	4	25	264	46	102	148

		RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES, NET — SHARE OF JOINT VENTURES	14,892	2,473	3,987	330	210	215	40	795	652	560	1,212

		TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES	33,773	17,775	17,815	1,357	2,261	735	83	4,436	6,072	1,603	7,675

(F	)	MULTI-FAMILY SALES AND COST OF SALES:
		CONSOLIDATED:
		MULTI-FAMILY SALES — CONSOLIDATED:
		MULTI-FAMILY SALES	23,134	20	8,444	0	1,185	9,228	20,428	30,841	10,146	7,943	18,089
		MULTI-FAMILY COST OF SALES	(19,403)	124	(7,330)	0	(1,185)	(7,372)	(17,072)	(25,629)	(7,970)	(6,108)	(14,078)

		MULTI-FAMILY SALES — CONSOLIDATED, NET	3,731	144	1,114	0	0	1,856	3,356	5,212	2,176	1,835	4,011

		JOINT VENTURES:
		MULTI-FAMILY SALES — JOINT VENTURES:
		MULTI-FAMILY SALES	56,734	(66)	23,291	0	0	0	175	175	389	0	389
		MULTI-FAMILY COST OF SALES	(46,562)	(3,261)	(21,147)	0	0	0	(116)	(116)	(266)	0	(266)
		OTHER, NET	171	3,142	(252)	(1)	2	0	55	56	(6)	45	39

		MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	10,343	(185)	1,892	(1)	2	0	114	115	117	45	162

		TOTAL MULTI-FAMILY FFO	14,074	(41)	3,006	(1)	2	1,856	3,470	5,327	2,293	1,880	4,173

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 YTD

(G	)	INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
		OPERATING EXPENSES:
		OFFICE PROPERTIES	18,629	7,006	7,473	2,925	3,077	3,074	2,975	12,051	2,976	2,987	5,963
		RETAIL PROPERTIES	6,215	4,822	7,406	1,913	1,901	1,842	1,929	7,585	1,976	1,979	3,955

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
		OPERATING EXPENSES	24,844	11,828	14,879	4,838	4,978	4,916	4,904	19,636	4,952	4,966	9,918
		RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES, NET OF COST OF SALES	14,892	2,473	3,987	330	210	215	40	795	652	560	1,212
		MULTI-FAMILY SALES, NET OF COST OF SALES	10,343	(185)	1,892	(1)	2	0	114	115	117	45	162
		INTEREST EXPENSE	(3,534)	(3,378)	(4,567)	(1,045)	(1,023)	(958)	(909)	(3,935)	(899)	(947)	(1,846)
		OTHER EXPENSE	(248)	(1,252)	372	(172)	(589)	(343)	(175)	(1,279)	392	223	615
		IMPAIRMENT LOSS	0	0	(347)	0	(2,619)	(21,563)	0	(24,182)	0	0	0
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(12)	(5)	(79)	(10)	(14)	(10)	(12)	(46)	(6)	(5)	(11)

		FUNDS FROM OPERATIONS — UNCONSOLIDATED JOINT VENTURES	46,285	9,481	16,137	3,940	945	(17,744)	3,962	(8,897)	5,208	4,842	10,050
		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	135,618	1,186	0	28	(16)	0	0	12	0	0	0
		DEPRECIATION & AMORTIZATION OF REAL ESTATE	(8,819)	(4,571)	(6,416)	(2,148)	(2,160)	(2,182)	(2,264)	(8,754)	(2,288)	(2,448)	(4,736)

		NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	173,084	6,096	9,721	1,820	(1,231)	(19,926)	1,698	(17,639)	2,920	2,394	5,314

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s website, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Fixed Charges Ratio” represents the ratio of EBITDA, as defined in the Company’s credit facility, to Fixed Charges, as defined. EBITDA generally represents net income before interest, taxes, depreciation and amortization, subject to various adjustments. Fixed Charges generally represents interest expense, preferred dividends and ground lease payments. Both EBITDA and Fixed Charges include the proportionate share of the Company’s unconsolidated entities.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)),

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Certain Debt” is FFO adjusted to exclude loss on extinguishment of debt associated with property sales, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. Also during 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on extinguishment of debt in 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Leverage Ratio” represents the calculation of Debt to Total Assets, as defined in the Company’s credit facility. Both Debt and Total Assets include the proportionate share of the Company’s unconsolidated entities.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues includes rental property revenues of the Company and its unconsolidated joint ventures. Cash Basis Rental Property Revenues excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents. Same Properties include those office and retail properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.